Hosted Services Agreement	Exhibit 4.31

AMENDMENT NO. 33 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 33 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of December 1st, 2014, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aéreos S.A., a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.      NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; (xxvi) Amendment No. 26 dated as of December 24, 2012; (xxvii) Amendment No. 27 dated as of January 1, 2013; (xxviii) Amendment No. 28 dated as of August 1, 2013; (xxix)  Amendment No. 29 dated as of December 2, 2013; (xxx) Amendment No. 30 dated as of December 11, 2013; (xxxi) Amendment No. 31 dated as of February 1, 2014; and (xxxii) Amendment No. 32 dated as of August 1, 2014 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)             Scope of Services (Added).  The following is hereby added to  Section 2, Scope of Services, of Exhibit A:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X

CRS/GDS/ARS Type B/Teletype Connectivity, which includes:

•                     Type B/Teletype Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

•                     Instant Pay

•                     Interline E-Ticket Number (TKNE) Payment Accepted

X	Premium Notification Services (Flight Close)
X	Additional SkySales ports in TEST2 account

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

b)            Scope of Services (Replaced).  The line item titled ‘Extended Look to Booked Segment Ratio” in Section 2, Scope of Services, of Exhibit A is hereby deleted in its entirety and replaced with the following:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	Extended Look to Booked Segment Ratios

c)             Scope of Services (Replaced).  The line item titled ‘Inter Airline Through Check-in (IATCI) with: …” in Section 2, Scope of Services, of Exhibit A is hereby deleted in its entirety and replaced with the following:

‘X’ or ‘N/A’	Hosted Reservation Services Add-on Functionality
X	Inter Airline Through Check-in (IATCI) with: • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

d)            Scope of Services (Applied).  The Scope of Services for ‘Codeshare Distribution’ found in Section 2 of Exhibit A hereby applies for the additional Codeshare partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

e)             Functionality.  The following Functionality is hereby added to Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, of Exhibit A:

Premium Notification Services Add-On Functionality
General Features – Premium Notification Services

Premium Notification Services consist of the ability for New Skies to ‘generate and transmit’ or ‘receive and process’ messages to/from an external web service in response to specific events as configured by Customer. Outbound messages are delivered to specific web service locations based upon values entered by Customer through the Utilities interface. The actual outbound message content is populated by New Skies using pre-existing data residing in the Hosted Services System and cannot be customized by Customer. Inbound message receipt is based upon values entered by Customer through the Utilities interface. Actual inbound message content is populated by Customer’s third party web services provider. The following premium message types are available for Customer’s use:

•   Flight Close Event Message when:

- a flight is closed.

Limitations and Exclusions

•   Message delivery and/or receipt is limited to one web service location per message type.

•   NAVITAIRE is not responsible for validating the content of messages received from Customer’s third party web services provider(s).

•   Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the external web services provider(s) for this connectivity.

•   In the event that Premium Notification Services are determined to cause degraded performance or other negative impact on any Hosted Services, NAVITAIRE reserves the right to disable the functionality, until such time as the negative impact can be resolved and shall also serve to suspend any Service Levels in this Agreement for such time.

2              Amendment to Exhibit H – Price and Payment, as follows:

a)             Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – New Skies Bundle for the bulleted item ‘Type B/Teletype Inbound Interline and Inbound E-ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners …’ found in Section 1.1.1 of Exhibit H hereby apply for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as an additional Interline E-ticket partner.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

b)            Monthly Recurring Service Fees (Applied).  The Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI) found in Section 1.1.12 of Exhibit H hereby apply for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as additional IATCI partners.

c)             Monthly Recurring Service Fees (Replaced).  Section 1.1.1 Monthly Recurring Service Fees – New Skies Bundle, sub-paragraphs (d), (e), (f), and (g) of Exhibit H are hereby deleted in their entirety and replaced with the following:

(d)           Look to Booked Segment Ratio – Internet Booking Engine (SkySales).  A Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all Internet Booking Engine (SkySales) bookings as described in Section 1 of Exhibit A.  If the established Look to Booked Segment Ratio is exceeded, the Availability Request Overage Fee described in Section 1.1.11 of this Exhibit will apply.

(e)           Look to Booked Segment Ratio – Booking API/Web Services.  A Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all Booking API/Web Services bookings as described in Section 1 of Exhibit A.  If the established Look to Booked Segment Ratio is exceeded, the Availability Request Overage Fee described in Section 1.1.11 of this Exhibit will apply.

(f)            Look to Booked Segment Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings.  For the purposes of capacity planning, as described in Section 4.3 of the Agreement, the CRS/GDS/ARS Type A/EDIFACT Bookings are included in the Look to Booked Segment Ratio - All Other Bookings.  For the purposes of calculating Availability Request Overage Fees, a Look to Booked Segment ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all CRS/GDS/ARS Type A/EDIFACT bookings.  If the established Look to Booked Segment Ratio is exceeded, the Availability Request Overage Fee described in Section 1.1.11 of this Exhibit will apply.

(g)           Look to Booked Segment Ratio – All Other Bookings.  A Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all other bookings as described in Section 1 of Exhibit A.  If the established Look to Booked Segment Ratio is exceeded, the Availability Request Overage Fee described in Section 1.1.11 of this Exhibit will apply.

d)            Monthly Recurring Service Fees (Replaced).  The Monthly Recurring Service Fees found in Section 1.1.11 of Exhibit H are hereby deleted in their entirety and replaced with the following:

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

1.1.11    Monthly Recurring Service Fees – Extended Look to Booked Segment Ratio Monthly Fees.

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee	Included in Monthly Recurring Service Fee	Availability Request Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	Extended Look to Booked Segment Ratios	Extended Look to Booked Segment Ratios	Internet Booking Engine (SkySales)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Availability Request
X			Booking API / Web Services		Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X			CRS/GDS/ARS Type A / EDIFACT Bookings		Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X			All Other Bookings		Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the Look to Booked Segment Ratio for a booking channel is exceeded in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

e)             Monthly Recurring Service Fees (Replaced).  The Monthly Recurring Service Fees found in Section 1.1.23 of Exhibit H are hereby deleted in their entirety and replaced with the following:

1.1.23    Monthly Recurring Service Fees – CRS/GDS/ARS Type B/Teletype Codeshare Distribution:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type B / Teletype Codeshare Distribution	Standard AIRIMP Option 1, 2, or Option 4 IATA message formats. Note: Excludes Block Space Codeshare arrangements booked via non-automated booking processes	Codeshare “Operating” Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Marketing Codeshare)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	See Note 1 of Section 1.1.1(a) of Exhibit H	See Note 1 of Section 1.1.1(a) of Exhibit H

f)              Monthly Recurring Service Fees (Added).  The following Monthly Recurring Service Fees are added as Section 1.1.24 to Exhibit H:

1.1.24    Monthly Recurring Service Fees – CRS/GDS/ARS Type B/Teletype Connectivity:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	CRS/GDS/ARS Type B/Teletype Connectivity	Type B/Teletype Connectivity	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (using existing connectivity)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

g)            Monthly Recurring Service Fees (Added).  The following Monthly Recurring Service Fees are added as Section 1.1.25 to Exhibit H:

1.1.25    Monthly Recurring Service Fees – Premium Notification Services:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Reservation Services – New Skies Add-On Products/Services
X	Premium Notification Services	Premium Notification Services	Flight Close	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] monthly flight close messages	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per flight close message

h)            Monthly Recurring Service Fees (Added).  The following Monthly Recurring Service Fees are added as Section 1.1.26 to Exhibit H:

1.1.26    Monthly Recurring Service Fees – Additional SkySales ports in TEST2:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Hosted Web Services Add-On Products/Services
X	Additional SkySales ports in TEST2 account	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional ports	N/A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

i)              Implementation Fees.  The following Implementation Fees are hereby added to Section 1.2 of Exhibit H:

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
Hosted Reservation Services – New Skies Add-On Products/Services
X	Type B/Teletype Inbound Interline and Inbound E-ticket	Type B/Teletype Inbound Interline and Inbound E-ticket	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Type B / Teletype Codeshare Distribution	Standard AIRIMP Option 1, 2, or Option 4 IATA message formats Note: Excludes Block Space Codeshare arrangements booked via non-automated booking processes	Codeshare “Operating” Partners: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Customer is Marketing Codeshare Partner)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	CRS/GDS/ARS Type B/Teletype Connectivity	Type B/Teletype Connectivity	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (using existing connectivity)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Premium Notification Services	Premium Notification Services	Flight Close	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Additional SkySales ports in TEST2 account	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional ports	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement	Exhibit 4.31

3          No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4              Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5              Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6              Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

NAVITAIRE Proprietary and Confidential